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                                                                   EXHIBIT 23.2


                       INDEPENDENT ACCOUNTANTS' CONSENT


The Board of Directors
Guitar Center, Inc.:

We consent to the use of our report dated February 9, 1999 incorporated herein by reference, which report is included in the Guitar Center, Inc. 1998 Annual Report on Form 10-K.


/s/ KPMG LLP


Los Angeles, California
October 4, 1999